Thrivent Mutual Funds

Supplement to the Statement of Additional Information

dated February 28, 2019

1. Effective May 21, 2019, Janice M. Guimond has resigned her position as an officer of the Trust due to retirement and is replaced by Monica L. Kleve. The information below relating to Ms. Kleve replaces similar information relating to Ms. Guimond in the table under the heading “Management of the Funds – Officers.”

Name, Address, and Year of Birth	Position with Trust and Length of Service[2]	Principal Occupation During the Past 5 Years
Monica L. Kleve 625 Fourth Avenue South Minneapolis, MN (1969)	Vice President since 2019	Vice President, Investment Operations, Thrivent Financial since 2019; Director, Investments Systems and Solutions, Thrivent Financial since 2002

(2)

Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers generally serve at the discretion of the board until their successors are duly appointed and qualified.

2. Effective July 31, 2019, Kent L. White, CFA has been named as a portfolio manager of Thrivent Multidimensional Income Fund, and Conrad E. Smith, CFA is no longer a portfolio manager for the Fund. Mark L. Simenstad, CFA, Gregory R. Anderson, CFA, Paul J. Ocenasek, CFA and Stephen D. Lowe, CFA will continue to serve as portfolio managers of the Fund.

3. In the “Investment Adviser, Investment Subadvisers and Portfolio Managers” section, the table under the heading “Thrivent Asset Mgt. Portfolio Managers – Other Accounts Managed by the Thrivent Asset Mgt. Portfolio Managers” is revised to include updated information for Mr. White as of June 30, 2019.

	Other Registered Investment Companies[1]		Other Accounts
Portfolio Manager	# of Accounts Managed	Assets Managed	# of Accounts Managed	Assets Managed
Kent L. White[4]	4	$2,636,433,479	2	$146,819,231

(1)

The “Other Registered Investment Companies” represent series of Thrivent Series Fund, Inc., which have substantially similar investment objectives and policies as the Fund(s) managed by the portfolio manager listed.

(4)	In addition to series of Thrivent Series Fund, Inc., the “Other Registered Investment Companies” represent series of Thrivent Core Funds.

4. The table under the heading “Thrivent Asset Mgt. Portfolio Managers – Ownership in the Funds” in the “Investment Adviser, Investment Subadvisers and Portfolio Managers” section is revised to include updated information for Mr. White as of June 30, 2019.

Portfolio Manager	Fund	Fund Ownership	Portfolio[1]	Portfolio Ownership	Ownership in Fund Complex[2]
Kent L. White	Thrivent Income Fund	$100,001- $500,000	Thrivent Income Portfolio	None	$500,001- $1,000,000

	Thrivent Multidimensional Income Fund	None	Thrivent Multidimensional Income Portfolio	None

	Thrivent Opportunity Income Plus Fund	None	Thrivent Opportunity Income Plus Portfolio	None

(1)

Each Portfolio listed is a series of Thrivent Series Fund, Inc., is managed by the same portfolio manager(s) and has substantially similar investment objectives and policies to the corresponding Fund listed.

(2)	Ownership in Fund Complex includes investments in Thrivent Mutual Funds, Thrivent Series Fund, Inc., and Thrivent Church Loan and Income Fund.

5. Effective July 31, 2019, the following sentence is deleted from the fourth paragraph under “Investment Policies and Restrictions – Other Securities.”

Thrivent Municipal Bond Fund may invest up to 5% of its assets in high yield securities.

6. Shareholders of Thrivent Partner Emerging Markets Equity Fund (the “Target Fund”) recently approved the merger of the Target Fund into Thrivent International Allocation Fund. The merger will occur on or about August 9, 2019. Following the closing of the merger, all references to the Target Fund will be deleted from the Statement of Additional Information.

7. Shareholders of Thrivent Large Cap Growth Fund recently approved a reclassification of the Fund from “diversified” to “non-diversified” within the meaning of the Investment Company Act of 1940. This change will be implemented on or about August 9, 2019. Accordingly, the third fundamental investment restriction under “Investment Policies and Restrictions – Investment Limitations,” which relates to diversification, does not apply to Thrivent Large Cap Growth Fund.

The date of this Supplement is July 31, 2019.

Please include this Supplement with your Statement of Additional Information.

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